                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       _________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                  May 24, 2000
               ________________________________________________
               Date of Report (Date of earliest event reported)

                               VIALOG CORPORATION
               ________________________________________________
              (Exact name of registrant as specified in charter)


Massachusetts                    001-15527                      04-3305282
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(State or other               (Commission File                 (IRS Employer
 jurisdiction of                  Number)                   Identification No.)
 incorporation)


                   35 New England Business Center, Suite 160
                               Andover, MA 01810
               ________________________________________________
                   (Address of principal executive offices)


                                (978) 975-3700
               ________________________________________________
              Registrant's telephone number, including area code

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Item 5.    Other Events
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  On May 24, 2000, Vialog Corporation (the "Company") distributed a Supplemented
Offering Memorandum and Solicitation Document (the "Supplemented Offering Memorandum"), supplementing the Offering Memorandum and Solicitation Document dated May 3, 2000, pursuant to which the Company commenced an exchange offer
(the "Exhange Offer") for its all of its outstanding $75,000,000 12 3/4% Series
B Senior Notes due November 15, 2001 (the "Senior Notes"). The purpose of the Supplemented Offering Memorandum is to inform offerees that the Company has extended the Exchange Offer until 5:00 p.m., New York City time, on June 15, 2000. The Exchange Offer was originally scheduled to expire at 5:00 p.m., New York City time, on June 1, 2000, unless extended. The Supplemented Offering Memorandum also provides offerees with updated financial information relating to the Company for the quarter ended March 31, 2000. All of this financial information has already been filed with the Securities and Exchange Commission in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000. Pursuant to the Exchange Offer, the Company is offering an aggregate of $58,500,000 in cash and an aggregate of 165,000 newly issued shares of a new class of convertible preferred stock, par value $0.01 per share, stated value $100.00 (the "Preferred Stock"), for all of the Company's outstanding Senior Notes. The Preferred Stock will be convertible into shares of common stock, $0.01 par value per share, of the Company. The Exchange Offer is subject to certain conditions, including: (a) the valid tender of at least 95% of the principal amount of the Senior Notes; and (b) the availability of at least $75 million of new bank financing on the effective date of the Exchange Offer.

  A copy of the Supplemented Offering Memorandum, including the exhibits thereto, is attached as an exhibit to this Current Report on Form 8-K.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits
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          (c)  Exhibits

               99.1 Supplemented Offering Memorandum and Solicitation Document, dated May 24, 2000
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 VIALOG CORPORATION

                                 By: /s/ Michael E. Savage
                                    ---------------------------------
                                    Michael E. Savage
                                    Senior Vice President and Chief
                                    Financial Officer



Dated:  May 30, 2000